UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 6, 2022

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham,New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2022, the Company held its annual meeting of shareholders, at which the Company’s shareholders approved four proposals. Shareholders representing 217,994,260 shares, or 40.83%, of the common shares outstanding as of the March 11, 2022 record date, were represented at the meeting by proxy. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 18, 2022, pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected seven individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	98,693,851	10,494,071	108,806,338
Richard Bagger	100,884,729	8,303,193	108,806,338
Margaret Smith Bell	100,673,120	8,514,802	108,806,338
David Grange	100,090,138	9,097,784	108,806,338
Adeoye Olukotun	100,533,531	8,654,391	108,806,338
Carolyn Taylor	101,785,011	7,402,911	108,806,338
James Treco	100,986,539	8,201,383	108,806,338

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
207,337,209	7,536,145	3,120,906	0

Proposal 3

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2022 Employee Stock Purchase Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,607,966	8,886,975	1,692,980	108,806,339

Proposal 4

The Company’s shareholders approved, on an advisory basis, the compensation of the company’s named executive officers as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,246,129	16,947,223	2,994,571	108,806,337

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: May 6, 2022	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer